                                                            Exhibit 10.38
                                                            -------------


                           EMPLOYEE LEASING AGREEMENT

          THIS EMPLOYEE LEASING AGREEMENT is made as of the 26th day of September, 1996, by and between Somerset Central Corporation, a New Jersey corporation, P.O. Box 157, Skillman, New Jersey 08558 ("SCC"), and CYTOGEN CORPORATION, a Delaware corporation, 600 College Road East, Princeton, NJ 08540 ("CYTOGEN").

                                   BACKGROUND
                                   ----------

          1. SCC is, among other things, an employee leasing company engaged in the business of providing personnel to provide services to its customers.

          2. CYTOGEN is a biopharmaceutical company engaged in the marketing and development of products for the delivery of diagnostic and therapeutic substances directly to the sites of disease.

          3. CYTOGEN desires to retain SCC, and SCC desires to be retained by CYTOGEN, for the purposes of providing services to CYTOGEN and to CYTOGEN'S wholly-owned subsidiary, AxCell Biosciences Corporation.

          4. SCC has personnel who have expertise in the areas of service required by CYTOGEN and SCC is willing to provide such services.


          NOW THEREFORE, intending to be legally bound, and in consideration of the mutual promises set forth herein, CYTOGEN and SCC hereby agree as follows:


                                  1.  SERVICES
                                      --------

          SCC will lease its employee identified in Exhibit A annexed hereto to perform services for CYTOGEN in the positions described in Exhibit A. The positions, duties and responsibilities described in Exhibit A may not be changed or altered in any material respect without the written agreement of SCC and CYTOGEN. CYTOGEN shall have the ability to appoint an SCC employee whose services are made available under this Agreement as an officer of CYTOGEN.

                             2.  TERM OF AGREEMENT
                                 -----------------

          This Agreement shall become effective on the day and year first above written and shall continue indefinitely unless sooner terminated under Paragraph 3 of this Agreement.

                          3.  TERMINATION & AMENDMENT
                              -----------------------

          SCC may, for any reason, terminate this Agreement upon 30 days' written notice. CYTOGEN may, for any reason, terminate this Agreement upon one year's written notice. In the event that (i) the employee of SCC whose services have been provided to CYTOGEN pursuant to this Agreement, (a) refuses or fails to perform and discharge his duties and responsibilities to CYTOGEN in accordance with the terms of this Agreement, (b) is convicted of a felony, or
(c) is convicted of any other crime involving the personal dishonesty or moral turpitude, or (ii) SCC breaches a material provision of this Agreement, CYTOGEN may terminate the Agreement immediately and without any notice period.

                           4.  PAYMENT FOR SERVICES
                               --------------------

          CYTOGEN hereby agrees to pay the compensation listed in Exhibit B annexed hereto for the services of the employees that SCC provides to CYTOGEN. CYTOGEN shall have the exclusive ability to adjust annually the amounts payable to SCC based upon the prior year's performance of the employees that SCC has provided to CYTOGEN, provided, however, that the compensation may not be reduced without the written consent of SCC. In addition, CYTOGEN shall have the exclusive ability to make bonus payments to SCC based upon the prior year's performance of the SCC employees providing services to CYTOGEN in a manner similar to the bonus payments that CYTOGEN makes to its employees. No SCC employee shall participate in any employee benefit plan that CYTOGEN maintains for its employees. CYTOGEN shall promptly reimburse SCC for costs and expenses incurred by its employees on behalf of CYTOGEN in a manner consistent with the reimbursement policies and procedures in effect for CYTOGEN employees.

                         5.  SCC'S SERVICE OBLIGATIONS
                             -------------------------

          SCC's service obligation hereunder is to provide employees who will perform the services associated with the position described in Exhibit A annexed hereto in a timely and effective manner and in accordance with CYTOGEN's written policies and procedures.

          SCC shall assign to CYTOGEN the exclusive ability to designate the general manner in which SCC's employees shall provide the work or services to CYTOGEN under this Agreement, and CYTOGEN will control and direct the details, manner or means by which SCC's employees conduct any work or services provided hereunder.

                       6.  RESPONSIBILITY FOR PERSONNEL
                           ----------------------------

          All personnel used by SCC will be employees of SCC and will not be considered employees or subcontractors of CYTOGEN for any purpose. SCC assumes full responsibility for the actions of all such personnel while performing services under this Agreement and for the payment of their compensation, including, withholding of income taxes, and the payment and withholding of social security and other payroll taxes, worker's compensation, disability benefits and the like, to the extent applicable to the personnel involved.

          Both SCC and CYTOGEN agree to comply with all applicable labor and employment laws, including, without limitation, all federal, state and local laws and regulations relating to equal employment opportunities. Neither SCC nor CYTOGEN shall discriminate on the basis of race, color, national origin, religion, age, sex, disability or any other classification protected by applicable law.

          Work and services by employees provided by SCC hereunder shall be performed at the premises of CYTOGEN. Such premises shall be maintained at the sole cost and expense of CYTOGEN. CYTOGEN agrees to comply with all applicable federal, state and local laws and regulations regarding proper use, health, safety, and accessibility of such premises, including, without limitation, the Occupational Health and Safety Act, as amended, and the Americans With Disabilities Act, all successor statutes thereto and all regulations promulgated thereunder.

          CYTOGEN is solely responsible for maintaining a safe work place and for complying with all laws governing its premises and activities carried out on such premises.

                   7.  RIGHT TO PERFORM SERVICES FOR OTHERS
                       ------------------------------------

          SCC retains the right to contract to perform services (not involving use of CYTOGEN's processes) for others, including competitors of CYTOGEN.
During the term of this Agreement, SCC shall give CYTOGEN prior written notice of any services that SCC desires to perform for others to ensure that there will not be any conflicts of interest inherent in performing services for others.

                         8.  CONFIDENTIAL INFORMATION
                             ------------------------

          8.1  Definition.  As used in this Agreement, the term "confidential
               ----------
information" shall mean

               (i) information relating to the products, product development activities, research, technical and/or scientific know-how, plans, projects, processes or manner of operations;

               (ii) methods of selling, pricing and business operations in general as well as specific;

               (iii) the identity of customers, and any information in any form relating to such customers and their relationships or dealings with the Company or any subsidiary or affiliate thereof; and

               (iv) any trade secret or confidential information of or concerning any customers, affiliates or business relations.

          8.2  Non-Disclosure.  Except as otherwise provided herein, SCC shall
               --------------
keep confidential information confidential, shall exercise reasonable precautions to protect and preserve the confidentiality of such information disclosed by CYTOGEN with no less care than SCC treats its own confidential information, shall not disclose or otherwise make available confidential information or any part thereof to any person, firm, corporation or other entity, and shall not use confidential information for any purpose not directly related to performance of services under this Agreement.

          8.3  Exceptions.  The confidentiality obligations of this Agreement
               ----------
shall not apply to information including, without limitation, information which SCC shall be able to demonstrate (i) was in the public domain at the time of receipt from CYTOGEN, (ii) was in SCC's possession prior to receipt from CYTOGEN, (iii) shall have become part of the public domain through no fault of SCC, (iv) was lawfully received by SCC from a third party not prohibited from disclosing it to SCC, (v) shall be required to be disclosed in a judicial or administrative proceeding after legal remedies for maintaining confidential information in confidence shall have been exhausted; notice of any such proceeding to be given to CYTOGEN promptly by SCC.

          8.4  Survival.  The confidentiality obligations of this Agreement
               --------
shall expire three years after the date of receipt of confidential information by SCC from CYTOGEN.

          8.5  Remedies for Breach.  SCC and CYTOGEN agree that the remedies at
               -------------------
law for breach of the foregoing covenants may be inadequate and that CYTOGEN may be entitled to injunctive or to such other equitable relief as a court may deem appropriate for any breach of such covenants. If such covenants are at any time adjudged invalid to any extent by any court of competent jurisdiction, such covenants shall be deemed modified to the extent necessary to render all or any of them enforceable.

                            9.  PROPERTY OWNERSHIP
                                ------------------

          All materials and documents of every kind and description supplied to CYTOGEN by SCC or prepared or developed by SCC pursuant to this Agreement shall be the sole and exclusive property of CYTOGEN, and CYTOGEN shall have the right to make whatever use it deems desirable of any such materials and documents.

                            10. SCC'S RISK OF LOSS
                                ------------------

          Nothing in this Agreement shall be construed as guaranteeing to SCC any net profit from the conduct of SCC's business. SCC alone shall bear the risk of any loss incurred in the conduct of SCC's business.

                  11.  NO ASSIGNMENT OR TRANSFER OF AGREEMENT
                       --------------------------------------

          SCC may not assign or transfer this Agreement.

                      12.  INDEMNIFICATION AND REMEDIES
                           ----------------------------

          12.1  Taxes.  SCC shall be responsible for all employment matters
                -----
relating to payment of federal and state employment taxes. SCC shall provide to CYTOGEN a letter from SCC's tax preparer regarding the status of taxes due and payable by SCC under federal and state tax laws as of the date of this Agreement and as of the dates of the subsequent anniversary dates of this Agreement. If a final determination is made that results in CYTOGEN paying taxes, interest or penalties arising from any payments or benefits provided to SCC under this Agreement, SCC shall indemnify CYTOGEN for any such taxes, interest and penalties.

          12.2  Limitation on Liability.  CYTOGEN expressly acknowledges and
                -----------------------
agrees that SCC shall not be liable to CYTOGEN for any losses, liabilities, damages, injuries, claims, demands, costs and expenses (including without limitation, attorneys' fees and disbursements) of whatever nature, directly or indirectly resulting from or relating to any act, error or omission of any employee leased to CYTOGEN under this Agreement, including without limitation, any loss of CYTOGEN'S business goodwill, profits or any other consequential, special or incidental damages, and CYTOGEN agrees not to assert any claims against SCC for any such matters with respect to any employee leased hereunder.

                                13.  INSURANCE
                                     ---------

          While this Agreement is in effect, SCC will maintain adequate and appropriate insurance for its personnel and as may otherwise be prescribed by the law of the state in which the work is performed. CYTOGEN will maintain at all times the following policies of insurance: general liability, including, but not limited to personal injury, premises, operations and contractual liability; officers and directors liability coverage; automobile liability, to the extent any SCC employee leased hereunder shall operate a vehicle in connection with any services to be rendered to CYTOGEN; and product liability insurance.

                      14.  INDEPENDENT CONTRACTOR STATUS
                           -----------------------------

          SCC's relationship with CYTOGEN under this Agreement shall be that of an independent contractor, and nothing in this Agreement or the arrangements for which it is made shall constitute SCC or anyone furnished or used by SCC in the performance of the services contemplated by this Agreement as an employee, joint venturer, partner, or servant of CYTOGEN.

                      15.  WARRANTIES AND REPRESENTATIONS
                           ------------------------------

          SCC warrants and represents to CYTOGEN that SCC's personnel has the capability to fulfill in an expert, professional manner the services which will be performed under this Agreement.

                                 16.  NOTICES
                                      -------

          Any notices which either party may be required or shall desire to give hereunder shall be deemed to be duly given when delivered personally or mailed by certified or registered mail, postage prepaid, to the party to whom notice is to be given at the address first given above or such other address or addresses of which such party shall have given written notice.

                               17.  SEVERABILITY
                                    ------------

          If any provision hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions of this Agreement shall not be affected thereby.

                     18.  ENTIRE AGREEMENT; MODIFICATIONS
                          -------------------------------

          This Agreement encompasses the entire agreement of the parties and there are no other agreements or understandings, either written or oral. This Agreement may not be modified or amended except in writing, and then, only by the mutual agreement of CYTOGEN and SCC.

          IN WITNESS WHEREOF, the parties hereto have caused this Employee Leasing Agreement to be executed and their seals hereunto affixed and attested as of the date first written above.


                                    SOMERSET CENTRAL CORPORATION



                                    By:  /s/ T.J. Madison
                                         ------------------------------------



                                    CYTOGEN CORPORATION



                                    By:  /s/ Thomas J. McKearn
                                         ------------------------------------

                                   Exhibit A

                                JOB DESCRIPTION

IDENTIFIED EMPLOYEE OF SCC:  T. Jerome Madison
--------------------------

TITLE:         Vice President, Finance & Administration/CFO

DIVISION:      Administration/Corporate

REPORTS TO:    Chairman, President & CEO

JOB SUMMARY:
-----------

Under the direction and supervision of the CEO, directs all Finance, Insurance, Human Resources and MIS activities. Raises working and growth capital. Manages use of capital. Responsible for developing strategic alliances and creating an optimal business structure, including spin outs, joint ventures and other forms of business organizations for achieving the Company's overall strategic goals.

ESSENTIAL FUNCTIONS:
-------------------

1. At the direction and supervision of the CEO, participates in deciding company strategy and direction.

2. Directs the Department of the Corporate Controller in providing and directing procedures and systems necessary to assure the integrity and completeness of all business transactions, including issuance of periodic financial statements and operating recommendations.

3. Directs Human Resources in the planning, development, implementation and administration of all human resources programs and policies which are consistent with the corporate strategic plan.

4. Appraises the corporation's financial position, and raises capital as necessary and appropriate.

5. Directs the development of corporate budgets including budget revision procedures.

6. Directs and analyzes studies of general economic, business and financial conditions and their impact on the corporation's policies and operations.

7.   Evaluates the financial viability of all alliances and business ventures.

8.   Directs merger, acquisition, joint venture and similar activities.

9. Serves as CEO of AxCell Biosciences Corporation and may be elected Chairman of the Board of AxCell and an officer of CYTOGEN Corporation.

ALLOCATION OF TIME:  60% of time devoted to items 1 - 8; 40% of time devoted to
------------------
item 9.

                                  Exhibit B


================================================================================
 Basic Services              $193,250 per annum ($16,014 per month)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Bonus payments              Performance payments to be made at discretion of
                             the Board of Directors of Cytogen
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Stock Grants                10,000 shares of CYTOGEN common stock shall be
                             issued and sold to SCC, or, at the written
                             direction of SCC, to its employee who provides
                             services hereunder or such employee's pension or
                             benefit fund (i) upon execution of the Agreement
                             and (ii) upon each of the next two anniversary
                             dates of the Agreement at a purchase price of $.01
                             per share or $100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Stock Options               Discretionary grants of non-qualified options for
                             CYTOGEN common stock as may be approved by
                             CYTOGEN's Board of Directors from time to time.
                             Subject to the approval of the Board of Directors
                             of AxCell Biosciences Corporation, an initial grant
                             of 40,000 non-qualified options for AxCell
                             Biosciences Corporation common stock; additional
                             discretionary grants of non-qualified options for
                             AxCell common stock as may be approved by AxCell's
                             Board of Directors from time to time. Option shall
                             be granted to SCC or, at its written direction, to
                             its employee who provides services hereunder, or
                             such employee's pension or benefit fund.
================================================================================